Material Events During the Reporting Period	6 Months Ended
Jun. 30, 2018
Material Events During Reporting Period [Abstract]
Material Events During the Reporting Period

Note 4 - Material Events During the Reporting Period

a.	In February 2018, the Company issued, pursuant to a public offering in the U.S., an aggregate of 34,500,000 Ordinary Shares (6,000,000 ADSs), including exercise by the underwriters of their over-allotment option. The total gross proceeds from the offering was approximately $13,800,000, before deducting underwriting discounts and commissions and other offering-related expenses. The net issuance consideration (after the reduction of issuance expenses) amounted to a total of approximately $12,471,000.